Exhibit 99.1

Execution Version

This AMENDMENT NO. 1, dated as of December 18, 2019 (this “Amendment”), to the Agreement and Plan of Merger, dated as of September 15, 2019 (the “Merger Agreement”), by and among Mosaic Acquisition Corp., a Delaware corporation (“Acquiror”), Maiden Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Vivint Smart Home, Inc., a Delaware corporation (the “Company”), is made and entered into by and among Acquiror, Merger Sub and the Company (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties previously entered into the Merger Agreement; and

WHEREAS, each of the Parties desires to amend the Merger Agreement pursuant to Section 11.10 of the Merger Agreement as provided herein.

NOW, THEREFORE, in consideration of these premises and of the mutual agreements contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment to Recitals.

a.	The fifth recital to the Merger Agreement is hereby deleted and replaced in its entirety with the following:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, (i) Acquiror and the Fortress Subscriber have entered into that certain Subscription Agreement, dated as of the date hereof (as amended or modified from time to time, the “Fortress Subscription Agreement”), (ii) Acquiror and the Fortress Subscriber have entered into that certain Subscription and Backstop Agreement, dated as of December 18, 2019 (as amended or modified from time to time, the “Incremental Fortress Subscription Agreement”), (iii) Acquiror and each of the Blackstone Subscribers have entered into those certain Subscription Agreements, each dated as of the date hereof (as amended or modified from time to time, the “Blackstone Subscription Agreements”) and (iv) Acquiror and Fayerweather Fund Eiger, L.P. (the “Loreda Subscriber”) have entered into that certain Subscription Agreement, dated as of December 18, 2019 (as amended or modified from time to time, the “Loreda Subscription Agreement” and, together with the Fortress Subscription Agreement and the Blackstone Subscription Agreements, the “Subscription Agreements”);

b.	The fourteenth recital to the Merger Agreement is hereby deleted and replaced in its entirety with the following:

WHEREAS, each of the parties intends that, for U.S. federal income tax purposes, (i) this Agreement shall constitute a “plan of reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986 (the “Code”) and the Treasury Regulations promulgated thereunder and (ii) the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”);

2.	Amendment to Termination Fee and Exchange Ratios.

a.	The definition of “Company Termination Payment” set forth in Section 1.01 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

“Company Termination Payment” means $32,380,000.

b.	The definition of “Exchange Ratio” set forth in Section 1.01 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

“Exchange Ratio” means 84.5320916792.

c.	The definition of “VGI Exchange Ratio” set forth in Section 1.01 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

“VGI Exchange Ratio” means 0.0864152412.

3.	Amendment to Closing Date. Section 2.03 of the Merger Agreement is amended by deleting it in its entirety and replacing it with:

2.03 Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place electronically through the exchange of documents via e-mail or facsimile on a date designated by the Company which is within two Business Days after the date on which all conditions set forth in Article IX shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as Acquiror and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Subject to the satisfaction or waiver of all of the conditions set forth in Article IX of this Agreement, and provided this Agreement has not theretofore been terminated pursuant to its terms, on the Closing Date, the Company and Merger Sub shall cause the Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Sections 251 and 103 of the DGCL.

4.	Amendment to Earnouts.

a.	The definition of “Earnout Shares” set forth in Section 1.01 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

“Earnout Shares” means the shares of Acquiror Common Stock that may be issued pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c).

b.	Section 1.01 of the Merger Agreement is hereby amended by adding the following two defined terms in alphabetical order:

“Third Earnout Achievement Date” has the meaning specified in Section 3.06(c).

“Third Earnout Fully Diluted Shares” means the sum of (a) the number of shares of Acquiror Common Stock issued to holders of Company Common Stock at the Effective Time (including holders of shares of Company Common Stock (x) resulting from the conversion of Company Preferred Stock described in Section 3.01(a) or (y) issued as a result of the transactions contemplated by Section 3.05(d)(i) that are vested as of the Effective Time, but excluding any shares of Company Restricted Stock) plus (b) the number of shares of Acquiror Common Stock issued from the Effective Time through the Third Earnout Achievement Date in respect of settled or exercised, as applicable, Rollover Equity Awards (including any shares of Rollover Restricted Stock which have become vested as of or prior to the Third Earnout Achievement Date) plus (c) the number of shares of Acquiror Common Stock underlying unsettled and unexercised Rollover Equity Awards outstanding as of the Third Earnout Achievement Date (excluding, for the avoidance of doubt, any Rollover RSUs, Rollover SARs and shares of Rollover Restricted Stock that have been forfeited or cancelled at any time from the Effective Time through the Third Earnout Achievement Date).

c.	Section 3.01(b) of the Merger Agreement is hereby amended by deleting it in its entirety and replacing it with:

(b) at the Effective Time, by virtue of the Merger and without any action on the part of any Acquiror Stockholder, each share of Company Common Stock (including shares of Company Common Stock resulting from the conversion of Company Preferred Stock described in Section 3.01(a)) that is issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares), shall thereupon be converted into, and the holder of such share of Company Common Stock shall be entitled to receive, (1) the number of shares of Acquiror Common Stock equal to the Exchange Ratio (the “Per Share Merger Consideration”), (2) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(a), if any, (3) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(b), if any, and (4) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(c), if any. All of the shares of Company Common Stock converted into the right to receive the Per Share Merger Consideration pursuant to this Section 3.01(b) shall no longer be outstanding and shall cease to exist, and each holder of Company Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive the Per Share Merger Consideration into which such shares of Company Common Stock shall have been converted in the Merger;

d.

Section 3.05(a), (b) and (c) of the Merger Agreement is hereby amended by deleting each reference to “described in Section 3.06(a)(iv) and Section 3.06(b)(iv), if applicable” and replacing such reference with “described in Section 3.06(a)(iv), Section 3.06(b)(iv) and Section 3.06(c)(iv), if applicable”.

e.	Section 3.05(d)(ii) of the Merger Agreement is hereby amended by deleting it in its entirety and replacing it with:

(ii) Effective as of the Effective Time, each share of Company Restricted Stock (as amended pursuant to Exhibit E), to the extent then unvested and outstanding, shall automatically, without any action on the part of the holder thereof, be cancelled and converted into (1) a number of shares of restricted Acquiror Common Stock equal to the Exchange Ratio, rounded to the nearest whole share of Acquiror Common Stock (after such conversion, “Rollover Restricted Stock”), (2) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(a), if any, (3) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(b), if any, and (4) a number of shares of Acquiror Common Stock issuable pursuant to Section 3.06(c), if any

f.	Section 3.06 of the Merger Agreement is hereby amended by adding a new Section 3.06(c):

(c) If, at any time during the five (5) years following the Closing, the VWAP of Acquiror Common Stock is greater than or equal to $17.50 for any twenty (20) Trading Days within any thirty- (30-) Trading Day period (such time when the foregoing is first satisfied, the “Third Earnout Achievement Date”), the Company shall promptly:

(i) issue to each holder of shares of Company Common Stock outstanding immediately prior to the Effective Time (including holders of shares of Company Common Stock resulting from the conversion of Company Preferred Stock described in Section 3.01(a) or issued as a result of the transactions contemplated by Section 3.05(d)(i)), a number of shares of Acquiror Common Stock equal to the product of (1) the quotient of (A) the number of shares of Acquiror Common Stock issued to such holder at the Effective Time in respect of the Company Common Stock held by such holder as of immediately prior to the Effective Time divided by (B) the Third Earnout Fully Diluted Shares multiplied by (2) 12,500,000;

(ii) issue to each holder of shares of Acquiror Common Stock who received such Acquiror Common Stock in respect of a settled, vested, or exercised Rollover Equity Award, as applicable, a number of shares of Acquiror Common Stock equal to the product of (1) the quotient of (A) the number of shares of Acquiror Common Stock so issued to such holder in respect of such Rollover Equity Award divided by (B) the Third Earnout Fully Diluted Shares multiplied by (2) 12,500,000;

(iii) issue to each holder of shares of Rollover Restricted Stock, a number of shares of restricted Acquiror Common Stock (subject to the same vesting terms as the Rollover Restricted Stock) equal to the product of (1) the quotient of (A) the number of shares of restricted Acquiror Common Stock so issued to such holder in respect of the Rollover Restricted Stock outstanding on the Third Earnout Achievement Date divided by (B) the Third Earnout Fully Diluted Shares multiplied by (2) 12,500,000; and

(iv) the Company shall adjust the strike price and/or other terms and conditions of each outstanding unsettled or unexercised Rollover Equity Award (other than Rollover Restricted Stock), such that each such Rollover Equity Award is increased in value by the equivalent of the product of (1) the quotient of (A) the number of shares of Acquiror Common Stock subject to such Rollover Equity Award outstanding on the Third Earnout Achievement Date divided by (B) the Third Earnout Fully Diluted Shares multiplied by (2) 12,500,000; provided that any such adjustments shall be subject to the same vesting terms and conditions as the underlying Rollover Equity Award.

g.	Section 3.06(c) of the Merger Agreement is hereby amended by deleting it in its entirety, renumbering such section as “Section 3.06(d)” and replacing it with:

(d) The Acquiror Common Stock price targets set forth in Section 3.06(a), Section 3.06(b) and Section 3.06(c) and the number of shares to be issued pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c) shall be equitably adjusted for any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event affecting the Acquiror Common Stock after the date of this Agreement.

h.	Section 3.06(d) of the Merger Agreement is hereby amended by deleting it in its entirety, renumbering such section as “Section 3.06(e)” and replacing it with:

(e) In the event that there is an agreement with respect to an Acquiror Sale entered into after the Closing and prior to the date that is five (5) years following the Closing Date, (i) the First Earnout Achievement Date shall be deemed to occur on the day prior to the closing of such Acquiror Sale if the price paid per share of Common Stock in such Acquiror Sale exceeds $12.50, (ii) the Second Earnout Achievement Date shall also be deemed to occur on the day prior to the closing of such Acquiror Sale if the price paid per share of Common Stock in such Acquiror Sale exceeds $15.00 and (iii) the Third Earnout Achievement Date shall also be deemed to occur on the day prior to the closing of such Acquiror Sale if the price paid per share of Common Stock in such Acquiror Sale exceeds $17.50 (in each case of clauses (i) through (iii), to the extent such date has not already occurred; to the extent the price paid per share includes contingent consideration or property other than cash, the Acquiror Board shall determine the price paid per share of Common Stock in such Acquiror Sale in good faith) and the Company shall issue the Acquiror Common Stock issuable pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c) on the date prior to the closing of such Acquiror Sale (in each case, to the extent such Acquiror Common Stock has not previously been issued).

i.

Section 3.07 of the Merger Agreement is hereby amended by deleting the reference to “pursuant to Section 3.06(a) or Section 3.06(b)” and replacing it with “pursuant to Section 3.06(a), Section 3.06(b) or Section 3.06(c)”.

5.	Amendment to Company Representations. The Merger Agreement is amended by adding the following Section 5.23 and Section 5.24 in appropriate numerical order:

Section 5.23 Incremental Fortress Subscription Agreement. The Acquiror has delivered to the Company on December 18, 2019 (the “Amendment Date”) a true, correct and complete copy of the fully executed Incremental Fortress Subscription Agreement pursuant to which the Fortress Subscriber has committed, subject to the terms and conditions therein, to purchase up to 5,000,000 shares of Acquiror Common Stock. The Incremental Fortress Subscription Agreement is in full force and effect and is legal, valid and binding upon the Acquiror and the Fortress Subscriber, enforceable in accordance with its terms. The Incremental Fortress Subscription Agreement has not been withdrawn, terminated, amended or modified since the Amendment Date and prior to the execution of Amendment No. 1 to this Agreement, and, to the knowledge of Acquiror, as of the Amendment Date no such withdrawal, termination, amendment or modification is contemplated, and as of the Amendment Date the commitments contained in the Incremental Fortress Subscription Agreement have not been withdrawn, terminated or rescinded by the Fortress Subscriber in any respect. As of the Amendment Date, there are no side letters or Contracts to which Acquiror or Merger Sub is a party related to the provision or funding, as applicable, of the purchases contemplated by the Incremental Fortress Subscription Agreement or the transactions contemplated hereby other than as expressly set forth in this Agreement, the Incremental Fortress Subscription Agreement or any other agreement entered into (or to be entered into) in connection with the Transactions delivered to the Company. Acquiror has fully paid any and all commitment fees or other fees required in connection with the Incremental Fortress Subscription Agreement that are payable on or prior to the Amendment Date and will pay any and all such fees when and as the same become due and payable after the Amendment Date pursuant to the Incremental Fortress Subscription Agreement. Acquiror has, and to the knowledge of Acquiror the Fortress Subscriber has, complied with all of its obligations under the Incremental Fortress Subscription Agreement. There are no conditions precedent or other contingencies related to the consummation of the purchases set forth in the Incremental Fortress Subscription Agreement, other than as expressly set forth in the Incremental Fortress Subscription Agreement. To the knowledge of Acquiror, as of the Amendment Date, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Acquiror or the Fortress Subscriber, (ii) assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied, constitute a failure to satisfy a condition on the part of Acquiror or the Fortress Subscriber or (iii) assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied result in any portion of the amounts to be paid by the Fortress Subscriber in accordance with the Incremental Fortress Subscription Agreement being unavailable on the Closing Date. As of the Amendment Date, assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied, Acquiror has no reason to believe that any of the conditions to the consummation of the purchases under the Incremental Fortress Subscription Agreement will not be satisfied, and, as of the Amendment Date, Acquiror is not aware of the existence of any fact or event that would or would reasonably be expected to cause such conditions not to be satisfied.

Section 5.24 Loreda Subscription Agreement. The Acquiror has delivered to the Company on the Amendment Date a true, correct and complete copy of the fully executed Loreda Subscription Agreement pursuant to which the Loreda Subscriber has committed, subject to the terms and conditions therein, to purchase 5,000,000 shares of Acquiror Common Stock. The Loreda Subscription Agreement is in full force and effect and is legal, valid and binding upon the Acquiror and the Loreda Subscriber, enforceable in accordance with its terms. The Loreda Subscription Agreement has not been withdrawn, terminated, amended or modified since the Amendment Date and prior to the execution of Amendment No. 1 to this Agreement, and, to the knowledge of Acquiror, as of the Amendment Date no such withdrawal, termination, amendment or modification is contemplated, and as of the Amendment Date the commitments contained in the Loreda Subscription Agreement have not been withdrawn, terminated or rescinded by the Loreda Subscriber in any respect. As of the Amendment Date, there are no side letters or Contracts to which Acquiror or Merger Sub is a party related to the provision or funding, as applicable, of the purchases contemplated by the Loreda Subscription Agreement or the transactions contemplated hereby other than as expressly set forth in this Agreement, the Loreda Subscription Agreement or any other agreement entered into (or to be entered into) in connection with the Transactions delivered to the Company. Acquiror has fully paid any and all commitment fees or other fees required in connection with the Loreda Subscription Agreement that are payable on or prior to the Amendment Date and will pay any and all such fees when and as the same become due and payable after the Amendment Date pursuant to the Loreda Subscription Agreement. Acquiror has, and to the knowledge of Acquiror the Loreda Subscriber has, complied with all of its obligations under the Loreda Subscription Agreement. There are no conditions precedent or other contingencies related to the consummation of the purchases set forth in the Loreda Subscription Agreement, other than as expressly set forth in the Loreda Subscription Agreement. To the knowledge of Acquiror, as of the Amendment Date, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Acquiror or the Loreda Subscriber, (ii) assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied, constitute a failure to satisfy a condition on the part of Acquiror or the Loreda Subscriber or (iii) assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied result in any portion of the amounts to be paid by the Loreda Subscriber in accordance with the Loreda Subscription Agreement being unavailable on the Closing Date. As of the Amendment Date, assuming the conditions set forth in Section 9.01 and Section 9.02 will be satisfied, Acquiror has no reason to believe that any of the conditions to the consummation of the purchases under the Loreda Subscription Agreement will not be satisfied, and, as of the Amendment Date, Acquiror is not aware of the existence of any fact or event that would or would reasonably be expected to cause such conditions not to be satisfied.

6.	Amendment to Special Meeting Proposals.

a.	Section 8.02(c) of the Merger Agreement is amended by deleting clause (iv) thereof and replacing it with:

(iv) approval of the issuance of Acquiror Common Stock pursuant to the Fortress Subscription Agreement, the Incremental Fortress Subscription Agreement, the Loreda Subscription Agreement and the Blackstone Subscription Agreements and any other issuance of Acquiror Common Stock in connection with the Transactions in accordance with this Agreement, in each case to the extent required by NYSE listing rules (the “Subscription Proposals”),

b.	Section 8.02(c) of the Merger Agreement is amended by deleting the last two sentences thereof and replacing them with:

The Acquiror Omnibus Incentive Plan Proposal shall provide that an aggregate number of shares of Acquiror Common Stock equal to 15% of the outstanding shares of Acquiror Common Stock, on a fully diluted basis, as of Closing shall be reserved for issuance pursuant to the Acquiror Omnibus Incentive Plan, subject to annual increases of 7.5% as shall be provided therein. Without the prior written consent of the Company, the Proposals shall be the only matters (other than procedural matters) which Acquiror shall propose to be acted on by Acquiror’s stockholders at the Special Meeting.

7.	Amendment to Special Meeting Provision. Section 8.02(d) of the Merger Agreement is amended by deleting the last sentence thereof and replacing it with:

Notwithstanding the foregoing provisions of this Section 8.02(d), once notice of the Special Meeting has been given, without the prior written consent of the Company, (x) Acquiror shall not cancel, recess, adjourn, postpone or delay the Special Meeting and (y) neither the Acquiror Board nor any committee or subcommittee shall change the record date for determining stockholders of Acquiror entitled to notice of or to vote at the Special Meeting or any adjournment; provided, however, that Acquiror shall have the right to (and shall) adjourn the Special Meeting on a single occasion to January 14, 2020 at 9:00 a.m.; provided, further, that in connection with such adjournment, (A) neither the Acquiror Board nor any committee or subcommittee shall change the record date for determining stockholders of Acquiror entitled to notice of or to vote at the Special Meeting or any adjournment and (B) the Acquiror Board shall direct that the date, time and place of the adjournment be announced at the Special Meeting. Following the adjournment of the Special Meeting in accordance with the immediately preceding two provisos, Acquiror (I) shall cause a supplement to the Proxy Statement to be disseminated to Acquiror’s stockholders in compliance with applicable Law, which supplement shall include a reaffirmation of the Acquiror Board Recommendation and the date, time and place of the Special Meeting as so adjourned, (II) shall continue to solicit proxies from the holders of Acquiror Common Stock to vote in favor of each of the Proposals, and (III) notwithstanding anything to the contrary herein or otherwise, Acquiror shall not otherwise cancel, recess, adjourn, postpone or delay the Special Meeting as so adjourned or take any other action to prevent or impede the Special Meeting as so adjourned from being convened or otherwise prevent or impede any of the Proposals from being submitted to the stockholders entitled to vote thereon.

8.	Amendment to Intended Tax Treatment. Section 8.03(b) of the Merger Agreement is amended by deleting it in its entirety and replacing it with:

(b) Tax Treatment. Acquiror, Merger Sub and the Company intend that the Transactions shall qualify for the Intended Tax Treatment. None of the parties or their respective Affiliates shall knowingly take or cause to be taken, or knowingly fail to take or knowingly cause to be failed to be taken, any action that would reasonably be expected to prevent qualification for such Intended Tax Treatment. Each party shall, unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or any similar state, local or non-U.S. final determination) or a change in applicable Law, or based on a change in the facts and circumstances underlying the Transactions from the terms described in this Agreement, cause all Tax Returns to be filed on a basis of treating the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. Each of the parties agrees to use reasonable best efforts to promptly notify all other parties of any challenge to the Intended Tax Treatment by any Governmental Authority. Acquiror and the Company shall execute and deliver officer’s certificates containing customary representations at such time or times as may be reasonably requested by counsel to the Company in connection with the delivery of any opinion by such counsel to the Company with respect to the tax treatment of the Transactions.

9.	Amendment to Company Conditions. Section 9.03 of the Merger Agreement is amended by adding clauses (i) and (j) in alphabetical order:

(i) Incremental Fortress Subscription Agreement. The transactions contemplated by the Incremental Fortress Subscription Agreement have been consummated prior to or concurrently with the Closing.

(j) Loreda Subscription Agreement. The transactions contemplated by the Loreda Subscription Agreement have been consummated concurrently with the Closing.

10.	Correction to Surviving Provisions. Section 10.02 is corrected to replace references to “Section 6.06” with references to “Section 6.05”.

11.	Amendment to Exhibit E. Exhibit E to the Merger Agreement is deleted and hereby replaced in its entirety with Annex 1 as attached hereto.

12.	Representations and Warranties.

a.

The Company represents and warrants to the Acquiror as follows: The Company has all requisite company power and authority to execute and deliver this Amendment and (subject to the approvals described in Section 4.05 of the Merger Agreement and the Company Requisite Approval) by holders of a majority of the voting power of the outstanding shares of Company Stock) to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Company Board and upon receipt of the Company Requisite Approval, no other company proceeding on the part of the Company is necessary to authorize this Amendment or the Company’s performance hereunder. This Amendment has been duly and validly executed and delivered by the Company and, assuming due authorization and execution by each other party hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The execution, delivery and performance of this Amendment by the Company and, upon receipt of the Company Requisite Approval, the consummation of the transactions contemplated hereby do not and will not conflict with or violate any provision of, or result in the breach of, the certificate of formation, bylaws or other organizational documents of the Company or its Subsidiaries.

b.

Each of the Acquiror and Merger Sub represents and warrants to the Company as follows: Each of Acquiror and Merger Sub has all requisite corporate or entity power and authority to execute and deliver this Amendment and (subject to the approvals described in Section 5.07 of the Merger Agreement) (in the case of Acquiror), upon receipt of the Acquiror Stockholder Approval and the effectiveness of the A&R Charter, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Amendment by each of Acquiror and Merger Sub and the consummation of the transactions contemplated hereby have been duly, validly and unanimously authorized by all requisite action and (in the case of Acquiror), except for the Acquiror Stockholder Approval and the effectiveness of the A&R Charter, no other corporate or equivalent proceeding on the part of Acquiror or Merger Sub is necessary to authorize this Amendment or Acquiror’s or Merger Sub’s performance hereunder. This Agreement has been duly and validly executed and delivered by each of Acquiror and Merger Sub and, assuming due authorization and execution by the Company, this Agreement constitutes a legal, valid and binding obligation of each of Acquiror and Merger Sub, enforceable against each of Acquiror and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The execution, delivery and performance of this Amendment by each of Acquiror and Merger Sub and (in the case of Acquiror), upon receipt of the Acquiror Stockholder Approval and the effectiveness of the A&R Charter, the consummation of the transactions contemplated hereby do not and will not conflict with or violate any provision of, or result in the breach of, the Acquiror Organizational Documents, any organizational documents of any Subsidiaries of Acquiror or any of the organizational documents of Merger Sub.

13.	References. All references in the Merger Agreement to the “Agreement” shall be deemed to be the Merger Agreement as amended by this Amendment.

14.

Entire Understanding. This Amendment and the Merger Agreement (together with the Schedules and Exhibits to the Merger Agreement) and the Confidentiality Agreement, constitute the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby.

15.

No Other Amendments. This Amendment shall not constitute an amendment or waiver of any provision of the Merger Agreement not expressly referred to herein. Except as expressly amended hereby, the Merger Agreement is and shall remain in full force and effect in accordance with the terms thereof.

16.	Definitions. All capitalized terms used without definition in this Amendment shall have the respective meanings set forth in the Merger Agreement.

17.

Miscellaneous. The terms and provisions of Sections 11.03, 11.04, 11.05, 11.06, 11.07, 11.08, 11.10, 11.11, 11.12 and 11.13 of the Merger Agreement are incorporated herein and shall apply mutatis mutandis to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Acquiror, Merger Sub and the Company have caused this Amendment to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

MOSAIC ACQUISITION CORP.

By:	/s/ David M. Maura
Name: David M. Maura
Title: Chairman, President and Chief Executive Officer

MAIDEN MERGER SUB, INC.

By:	/s/ David M. Maura
Name: David M. Maura
Title: Chairman, President and Chief Executive Officer

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer

[Signature Page to Amendment No. 1 to the Merger Agreement]

Annex 1

Exhibit E

Treatment of 313 Acquisition LLC Equity

Prior to the Effective Time, 313 Acquisition LLC (“Parent”) and the Company shall take, or cause to take, all necessary actions to effectuate the following:

1.

Each Class A Unitholder, other than the Holdback Executives and the Sponsor Unitholders, shall have the Class A Units held by each redeemed by Parent immediately prior to the Effective Time for shares of common stock of Vivint Solar Inc. (“VSLR Common Stock”) and Company Common Stock, as described below, with an equivalent value as the Class A Units so redeemed, assuming the liquidation of Parent immediately prior to the Effective Time and that, for purposes of such assumed liquidation, all Company Group Class B Units are vested (such assumed liquidation, the “Hypothetical Liquidation”), in a manner determined by the board of managers of Parent (the “Parent Board”), pursuant to the terms and conditions of the Parent Amended and Restated Limited Liability Company Agreement, dated as of November 16, 2012 (as it may be amended and/or restated from time to time, the “Parent LLCA”). The number of shares of VSLR Common Stock and Company Common Stock issued with respect to each Class A Unit in such redemptions shall be determined on a pro-rata basis using the relative value of the shares of VSLR Common Stock and Company Common Stock held by Parent as of the Effective Time. The relative value of Parent’s holdings shall be calculated using (i) with respect to shares of VSLR Common Stock, the VWAP of VSLR Common Stock for the twenty (20) trading days prior to the date that is three Business Days prior to the Closing Date and (ii) with respect to shares of Company Common Stock, the product of the Exchange Ratio multiplied by the VWAP of Acquiror Common Stock for the twenty (20) trading days prior to the date that is three Business Days prior to the Closing Date (the valuation principles set forth in this sentence, the “Valuation Principles”).

a.

The Company Common Stock issued in such redemption (and any Acquiror Common Stock into which such Company Common Stock is converted into in accordance with Section 3.01(b)) shall be subject to restrictions on Transfer until the first anniversary of the Closing Date.[1]

b.

Holders of the Company Common Stock issued in such redemption (as subsequently converted into Acquiror Common Stock in accordance with Section 3.01(b)) shall be eligible to be issued shares of Acquiror Common Stock pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c), if applicable.

[1]

For the avoidance of doubt, any shares of VSLR Common Stock issued to a holder in such redemption shall not be subject to any restrictions on Transfer following the Effective Time (except for any Vivint Solar trading policy to the extent applicable to such holder).

2.

Holders of vested Company Group Class B Units as of immediately prior to the Effective Time, other than the Holdback Executives, shall have each such Company Group Class B Unit redeemed by Parent immediately prior to the Effective Time for shares of VSLR Common Stock and Company Common Stock as described below, with an equivalent value as the Company Group Class B Unit so redeemed, in a manner determined by the Parent Board, pursuant to the terms and conditions of the Company Group Stock Plans and the Parent LLCA (assuming the Hypothetical Liquidation). The number of shares of VSLR Common Stock and Company Common Stock issued with respect to each vested Company Group Class B Unit, in such redemptions shall be determined on a pro-rata basis using the relative value of the shares of VSLR Common Stock and Company Common Stock held by Parent as of the Effective Time. The relative value of Parent’s holdings shall be calculated using the Valuation Principles.

a.

The Company Common Stock issued in such redemption (and any Acquiror Common Stock into which such Company Common Stock is converted into in accordance with Section 3.01(b)) shall be subject to restrictions on Transfer until the first anniversary of the Closing Date. [2]

b.

The holders of the Company Common Stock issued in such redemption (as subsequently converted into Acquiror Common Stock in accordance with Section 3.01(b)) shall be eligible to be issued shares of Acquiror Common Stock pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c), if applicable.

3.

Holders of unvested Company Group Class B Units as of immediately prior to the Effective Time, other than the Holdback Executives, shall have each such unvested Company Group Class B Unit redeemed by Parent immediately prior to the Effective Time for a number of shares of Company Restricted Stock, with an equivalent value as the Company Group Class B Units so redeemed, in a manner determined by the Parent Board in accordance with the terms of the Company Group Stock Plans and the Parent LLCA (assuming the Hypothetical Liquidation and that, after taking into account their respective deemed unit values, an unvested Company Group Class B Unit has a value equal to a vested Company Group Class B Unit with the same deemed unit value). Such shares of Company Restricted Stock shall be subject to the same vesting terms and conditions as the corresponding Company Group Class B Units (as modified by Section 6(a) of this Exhibit E).[3]

[2]

For the avoidance of doubt, any shares of VSLR Common Stock issued to a holder in such redemption shall not be subject to any restrictions on Transfer following the Effective Time (except for VSLR trading policy to the extent applicable to such holder).

[3]	For example:
•

An individual has 10,000 unvested Company Group Class B Units, of which 6,000 vest based on continued service with the Company over a three year period (e.g., 2,000 Company Group Class B Units vest on each of the next three anniversaries of the grant date) and 4,000 vest based on continued service with the Company over a four year period from the Closing (e.g., 1,000 Company Group Class B Units vest on each of the first four anniversaries of the Closing Date).

•	If as a result of the redemption into Company Restricted Stock and conversion into Rollover Restricted Stock, the individual receives 1,000 shares of Rollover Restricted Stock:
•

600 of those shares will vest based on continued service with the Company over a three year period (e.g., 200 shares of Rollover Restricted Stock would vest on each of the next three anniversaries of the grant date); and

•

400 of those shares will vest based on continued service with the Company over a four year period (e.g., 100 shares of Rollover Restricted Stock would vest on each of the first four anniversaries of the Closing Date).

a.

The holders of the Company Restricted Stock issued in such redemption (as subsequently converted into Rollover Restricted Stock in accordance with Section 3.05(d)(ii)) shall be eligible to be issued shares of Acquiror Common Stock pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c), if applicable.

4.	Treatment of Holdback Executives

a.

As of immediately prior to the Effective Time, the Company Group Class B Units (both vested and unvested) held by the Holdback Executives shall be converted into a number of Class A Units (the “Converted Class A Units”), in accordance with the terms and conditions of the Company Group Stock Plans and the Parent LLCA, with an equivalent value (assuming the Hypothetical Liquidation and taking into account the deemed unit value) and subject to the same vesting terms and conditions as the corresponding Company Group Class B Units (as modified by Section 6(a) of this Exhibit E).

b.

As of immediately following the Effective Time, the Class A Units (including, for the avoidance of doubt, the Converted Class A Units) held by the Holdback Executives shall be automatically reclassified into a number of vested and, in the case of unvested Converted Class A Units, unvested Tracking Units[4], subject to the same vesting terms and conditions as the corresponding Converted Class A Units (as modified by Section 6(a) of this Exhibit E), as applicable. As of immediately following the Effective Time the ratio of vested Tracking Units to unvested Tracking Units held by each Holdback Executive shall be the same for each type of Tracking Unit held by such Holdback Executive. The number of VSLR Tracking Units, VSH Tracking Units, VW Tracking Units and Other Property Tracking Units, respectively, to be issued to the Holdback Executives shall be determined on a pro-rata basis using the relative value of the shares of VSLR Common Stock, Company Common Stock and common stock of Vivint Wireless, Inc. (“VW Common Stock”) and Other Property held by Parent as of immediately following the Effective Time. The relative value of Parent’s holdings of shares of VSLR Common Stock, Company Common Stock and VW Common Stock and Other Property shall be (i) calculated using the Valuation Principles and (ii) with respect to shares of VW Common Stock and Other Property, as determined by the Parent Board in good faith.

c.

On, or following, the day after the six-month anniversary of the Effective Time, upon written request to Parent by a VSLR Holdback Executive, Parent shall promptly redeem all (or any portion) of the then-vested VSH Tracking Units, VSLR Tracking Units and VW Tracking Units held by the VSLR Holdback Executives for a number of shares of Acquiror Common Stock, VSLR Common Stock and VW Common Stock equal to, with respect to each class of Tracking Unit, the proportion of the number of Tracking Units of a class being so redeemed

[4]	Any unvested Tracking Units that are forfeited shall be forfeited back to Parent.

compared to the aggregate number of Tracking Units of such class then outstanding multiplied by the total number of shares of common stock (or any other security or property into which such shares are converted) tracked by such Tracking Unit that are then owned by Parent, in a manner determined by the Parent Board, pursuant to the terms and conditions of the Parent LLCA. For the avoidance of doubt, Parent shall have no obligation to redeem any Other Property Tracking Units at any time and may redeem such Other Property Tracking Units, in its sole discretion, in accordance with the terms and conditions of the Parent LLCA.

d.

On the 12-month anniversary of the Effective Time, ten (10%) percent of the then-vested VSH Tracking Units, VSLR Tracking Units and VW Tracking Units held by the VSH Holdback Executives as of such date, less the amount of any VSH Tracking Units, VSLR Tracking Units and VW Tracking Units previously sold by, or distributed to, such VSH Holdback Executive in accordance with Section 7, shall be redeemed by Parent for a number of shares of Acquiror Common Stock, VSLR Common Stock and VW Common Stock equal to, with respect to each class of Tracking Unit, the proportion of the number of Tracking Units of a class being so redeemed compared to the aggregate number of Tracking Units of such class then outstanding multiplied by the total number of shares of common stock (or any other security or property into which such shares are converted) tracked by such Tracking Unit that are then owned by Parent, in a manner determined by the Parent Board, pursuant to the terms and conditions of the Parent LLCA.

e.

On, or following, the 24-month anniversary of the Effective Time, upon written request to Parent by a VSH Holdback Executive, Parent shall promptly redeem all (or any portion) of the then-vested VSH Tracking Units, VSLR Tracking Units and VW Tracking Units held by the VSH Holdback Executives for a number of shares of Acquiror Common Stock, VSLR Common Stock and VW Common Stock equal to, with respect to each class of Tracking Unit, the proportion of the number of Tracking Units of a class being so redeemed compared to the aggregate number of Tracking Units of such class then outstanding multiplied by the total number of shares of common stock (or any other security or property into which such shares are converted) tracked by such Tracking Unit that are then owned by Parent, in a manner determined by the Parent Board, pursuant to the terms and conditions of the Parent LLCA. For the avoidance of doubt, Parent shall have no obligation to redeem any Other Property Tracking Units at any time and may redeem such Other Property Tracking Units, in its sole discretion, in accordance with the terms and conditions of the Parent LLCA.

f.

Notwithstanding the foregoing, Parent reserves the right, in its sole discretion, to make distributions of shares of VSLR Common Stock, Acquiror Common Stock and VW Common Stock to the Holdback Executives in respect of the applicable Tracking Units at any time, pursuant to the terms and conditions of the Parent LLCA.

g.

For the avoidance of doubt any shares of VSLR Common Stock, Acquiror Common Stock, and/or VW Common Stock issued to the Holdback Executive in such redemptions or distributions shall not be subject to any restrictions on Transfer unless otherwise required under the terms of the applicable stockholders agreement or agreed to by Parent (or the Acquiror) and the applicable Holdback Executive.

5.

All shares of Acquired Common Stock issuable under Company Group Equity Awards (including any Rollover Equity Awards into which such Company Group Equity Awards are converted pursuant to Section 3.05), other than any (i) Company Group Equity Awards held by the Holdback Executives and (ii) awards under the Company Group LTIP Plans (including any awards under the Rollover LTIP Plans into which such awards are converted pursuant to Section 3.05(c)), shall be subject to restrictions on Transfer until the first anniversary of the Closing Date, unless otherwise agreed to by the Company and the applicable holder.

6.	Vesting Schedule Modifications

a.	The vesting schedule for each 2.0x MOIC Company Group Equity Award shall be modified as follows:

i.

25% of the 2.0x MOIC Company Group Equity Award shall vest, subject to the continued employment or service with the Company or its Affiliates (including the Acquiror) of the holder thereof, on each of the first four anniversaries of the Closing Date.

ii.

On the earlier of (x) the date of a Change of Control (as defined in the applicable Company Group Stock Plan) and (y) the date that the Sponsor receives cash proceeds in respect of the Sponsor’s investment in the Class A Units held from time to time by the Sponsor in an amount necessary to ensure a return equal to 2.0 times the Sponsor’s cumulative invested capital in respect of the Class A Units (as converted into Tracking Units), any then-unvested 2.0x MOIC Company Group Equity Awards (including any Rollover Equity Award into which such Company Group Equity Awards are converted pursuant to Section 3.05) shall vest, subject to the continued employment or service with the Company or its Affiliates (including the Acquiror) of the holder thereof on such date.

b.

The distribution schedule for the MOIC LTIP Shares shall be modified such that 1/3 of the MOIC LTIP Shares shall be delivered to participants in the Rollover LTIP Plans, in accordance with the terms thereof, on each of the 24-, 36- and 48-month anniversaries of the Closing Date, disregarding the achievement of the First Performance Hurdle and/or the Second Performance Hurdle; provided, that (x) on the date of a Change of Control 100% of the then-undelivered MOIC LTIP Shares shall be distributed to participants in the Rollover LTIP Plans, in accordance with the terms thereof and (y) on the date that the Sponsor receives cash proceeds in respect of the Sponsor’s investment in the Class A Units held from time to time by the Sponsor in an amount necessary to ensure a return equal to 2.0 times the Sponsor’s cumulative invested capital in respect of the Class A Units, 50% of the then-undelivered MOIC LTIP Shares shall be distributed to participants in the Rollover LTIP Plans, in accordance with the terms thereof; provided, further, that notwithstanding the foregoing, no MOIC LTIP Shares may be distributed prior to the six-month anniversary of the Closing Date.

7.

Following the Closing, to the extent Parent sells Acquiror Common Stock, VSLR Common Stock or VW Common Stock, the VSH Holdback Executives and the Sponsor Unitholders (in each case, to the extent they hold vested VSH Tracking Units, VSLR Tracking Units or VW Tracking Units at the time of such sale, as applicable), may elect to participate in such sale in accordance with the Parent LLCA. To the extent a VSH Holdback Executive or Sponsor Unitholder elects to so participate, it will have a number of its applicable vested Tracking Units redeemed equal to the product of (a) the quotient of (i) the aggregate fair market value of the Acquiror Common Stock, VSLR Common Stock or VW Common Stock, as applicable, so sold by Parent divided by (ii) the fair market value of a VSH Tracking Unit as of the time of such sale multiplied by (b) the quotient of (i) the number of its VSH Tracking Units, VSLR Tracking Units or VW Tracking Units, as applicable, for which it has elected to participate in such sale divided by (ii) the aggregate number of vested VSH Tracking Units, VSLR Tracking Units or VW Tracking Units, as applicable for which the VSH Holdback Executives and the Sponsor Unitholders have elected to participate in such sale (such quotient described in this clause (b), the “Participation Percentage”), in exchange for an amount equal to the product of (x) the net proceeds of such sale multiplied by (y) the Participation Percentage. To the extent that a VSH Holdback Executive elects not to participate in such sale, upon written request to Parent by such VSH Holdback Executive following such sale, Parent shall promptly redeem all (or any portion) of the then-vested Tracking Units held by the VSH Holdback Executives which were eligible to be sold in such sale for shares of Acquiror Common Stock, VSLR Common Stock or VW Common Stock, as applicable, with an equivalent value as the Tracking Units so redeemed, in a manner determined by the Parent Board, pursuant to the terms and conditions of the Parent LLCA.

8.

For the avoidance of doubt, (a) with respect to any determination under this Exhibit E of the value of a Class A Unit or a Company Group Class B Unit or the value of Parent’s holdings of shares of Company Common Stock (or Acquiror Common Stock at or following the Effective Time), VSLR Common Stock or VW Common Stock or Other Property, to the extent any shares of Company Common Stock (or Acquiror Common Stock at or following the Effective Time), VSLR Common Stock or VW Common Stock have been, in whole or in part, sold or otherwise exchanged for other property (including cash) and such other property has not been distributed to the equityholders of Parent, such determination shall take into account such other property and (b) with respect to any redemption or distributions that involves the transfer of VSLR Common Stock or VW Common Stock, to the extent Parent has sold or otherwise exchanged its holdings of shares of VSLR Common Stock in their entirety or its holdings of shares of VW Common Stock in their entirety, no shares of VSLR Common Stock or VW Common Stock (as applicable) shall be transferred and, if such shares were sold or otherwise exchanged for other property and such other property has not been distributed to the equityholders of Parent, such transfer shall take into account and include a portion of such other property.

9.	For purposes of this Exhibit E:

a.

“2.0x MOIC Company Group Equity Awards” means each Company Group Class B Unit or Company Group SAR that vests at such time, subject to the continued employment or service with the Company or its Affiliates of the holder thereof, that the Sponsor shall have received cash proceeds in respect of the Sponsor’s investment in the Class A Units held from time to time by the Sponsor in an amount necessary to ensure a return equal to 2.0 times the Sponsor’s cumulative invested capital in respect of the Class A Units.

b.	“Class A Units” means the Class A Units of Parent, including any Converted Class A Units.

c.	“Class A Unitholder” means each Person who holds Class A Units as of immediately prior to the Effective Time.

d.	“Holdback Executives” means the VSH Holdback Executives and the VSLR Holdback Executive.

e.

“MOIC LTIP Shares” means the shares of Acquiror Common Stock deliverable in respect of portion of each LTI Pool (as defined in the Company Group LTIP Plans) with respect to each Rollover LTIP Plan on (i) the later of (x) the date on which the First Performance Hurdle (as defined in the Company Group LTIP Plans) has been satisfied and (y) the date that is six months following the closing of the Public Offering (as defined in the Company Group LTIP Plans) and (ii) the later of (x) the date on which the Second Performance Hurdle (as defined in the Company Group LTIP Plans) has been satisfied and (y) the date that is six months following the closing of the Public Offering.

f.

“Other Property” means the Parent’s cash and property (other than the shares of Acquiror Common Stock, VSLR Common Stock and VW Common Stock held by Parent), in each case, as of immediately prior to the Effective Time (including any property which is acquired or exchanged following the Effective Time for such cash or other property).

g.	“Other Property Tracking Units” means units of Parent which are solely entitled to distributions in respect of Other Property.

h.	“Sponsor” means The Blackstone Group Inc. and its Affiliates.

i.	“Sponsor Unitholders” means the Sponsor Members (as defined in the Parent LLCA).

j.	“Tracking Units” means the VSH Tracking Units, the VSLR Tracking Units, the VW Tracking Units and the Other Property Tracking Units.

k.

“Transfer” means, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security.

l.

“VSH Holdback Executives” means Todd Pedersen, Alex Dunn and any of their respective Affiliates and their Permitted Transferees who hold Class A Units or Company Group Class B Units or any other Person to whom such Class A Units or Company Group Class B Units are transferred.

m.

“VSH Tracking Units” means units of Parent which are solely entitled to distributions in respect of (x) the shares of Acquiror Common Stock owned by Parent as of immediately following the Effective Time and (y) the shares of Acquiror Common Stock, if any, issued to Parent pursuant to Section 3.06(a), Section 3.06(b) and Section 3.06(c), in each case of (x) and (y), including any other security or property into which such shares are converted.

n.

“VSLR Holdback Executive” means David Bywater and any of his Affiliates and his Permitted Transferees who hold Class A Units or Company Group Class B Units or any other Person to whom such Class A Units or Company Group Class B Units are transferred.

o.

“VSLR Tracking Units” means units of Parent which are solely entitled to distributions in respect of the shares of the VSLR Common Stock owned by Parent as of immediately following the Effective Time (or any other security or property into which such VSLR Common Stock is converted).

p.

“VW Tracking Units” means units of Parent which are solely entitled to distributions in respect of the shares of VW Common Stock owned by Parent as of immediately following the Effective Time (or any other security or property into which such VW Common Stock is converted).